Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                        }      CASE NUMBER
                                              }      02-10835
                                              }
The NewPower Company, et. al.                 }      JUDGE W. Homer Drake, Jr.
                                              }
DEBTORS                                       }      CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 8/31/04 TO 9/30/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                               Paul Ferdinands
                                               ---------------------------
                                               Attorney for Debtor

Debtor's Address                               Attorney's Address
and Phone Number                               and Phone Number

P.O. Box 17296                                 191 Peachtree St.
Stamford, Ct 06907                             Atlanta, GA 30303
Tel: (203) 329-8412                            Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                           Totals
For Period from August 31, 2004 through September 30, 2004

Opening Cash Balance -8/31/04                        $ 92,421 (Concentration
                                                               Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                        50
-------------------------------------------------------------
Total Inflows                                              50
------------------------------------------------------------------------------
                                                   Distribution of Outflows
                                               -------------------------------
Outflows:                                      NewPower           The NewPower
Post Petition:                                 Holdings, Inc.     Company
-------------                                  --------------     ------------
Call Center (Sitel)
Professionals - Bankruptcy                                 44            44
Consulting Fees
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                  0                0
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                             3                3
Rent
Insurance
Utilities (Heat, Hydro, Phone, etc.)                        1                1
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                    15               15
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements                                          0                0
State Tax Payments
Enron payments
Class 7 claims
------------------------------------------------------------------------------
Total Outflows                                             64               64
------------------------------------------------------------------------------
Net Cash Flows                                            (14)
-------------------------------------------------------------
Closing Cash Balance                                 $ 92,407
=============================================================

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from August 31, 2004 through September 30, 2004
Amounts in $000's


Accounts Receivable at Petition Date:           $      75,200


Beginning of Month Balance*  - Gross            $      13,476 (per 8/31/04 G/L)
PLUS:  Current Month New Billings                          --
LESS:  Collections During the Month                        --
                                                -------------

End of Month Balance - Gross                    $      13,476 (per 9/30/04 G/L)
Allowance for Doubtful Accounts                       (13,476)
                                                -------------

End of Month Balance - Net of Allowance         $          --
                                                =============

                  Note: The accounts receivable aging below relates only to
                        deliveries to customers subsequent to the June 11, 2002 petition date.

                       AR Aging for Post Petition Receivables

                       Current     > 30 days    > 60 days      Total
                       ---------------------------------------------
                       $    --     $      --    $     111      $ 111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from August 31, 2004 through September 30, 2004
Amounts in $000's


See attached System Generated A/P reports as of 9/30/04 (Attachments 2A and
2B).


Beginning of Period Balance                     $         403 (per 8/31/04 G/L)
PLUS:  New Indebtedness Incurred                          109
LESS:  Amounts Paid on A/P                               (485)
                                                -------------
End of Month Balance                            $          27 (per 9/30/04 G/L)
                                                =============

                                                                    Exhibit 2A


                            The New Power Company
                            Vendor Balance Detail
                           As of September 30, 2004



                                                 Date          Amount          Balance
                                              -----------   ------------   ------------
AT&T                                                                              64.35
Total AT&T                                                                        64.35

Carroll & Gross                                                               22,814.73
Total Carroll & Gross                                                         22,814.73

Commissioner of Revenue Services, Ct                                               0.00
                                              09/12/2004          575.00         575.00
                                              09/12/2004         -575.00           0.00
                                                            ------------   ------------
Total Commissioner of Revenue Services, Ct                          0.00           0.00

D'Arcangelo & Co. LLP                                                          4,614.50
                                              09/26/2004       13,630.89      18,245.39
                                              09/28/2004      -13,630.89       4,614.50
                                                            ------------   ------------
Total D'Arcangelo & Co. LLP                                         0.00       4,614.50

Kaster Moving Co. Inc.                                                             0.00
                                              09/08/2004        1,041.30       1,041.30
                                              09/12/2004       -1,041.30           0.00
                                              09/16/2004        1,393.00       1,393.00
                                              09/16/2004       -1,393.00           0.00
                                                            ------------   ------------
Total Kaster Moving Co. Inc.                                        0.00           0.00

King and Spalding                                                                  0.00
                                              09/08/2004        6,509.55       6,509.55
                                              09/12/2004       -6,509.55           0.00
                                                            ------------   ------------
Total King and Spalding                                             0.00           0.00

Leboeuf, Lamb, Greene & Macrae                                                     0.86
Total Leboeuf, Lamb, Greene & Macrae                                               0.86

Morris, Manning & martin, LLP                                                      0.00
                                              09/08/2004          582.94         582.94
                                              09/12/2004         -582.94           0.00
                                                            ------------   ------------
Total Morris, Manning & martin, LLP                                 0.00           0.00

Mr. Gene Shanks                                                                    0.00
                                              09/26/2004       10,500.00      10,500.00
                                              09/28/2004      -10,500.00           0.00
                                                            ------------   ------------
Total Mr. Gene Shanks                                               0.00           0.00

Mr. Richard Weill                                                                  0.00
                                              09/26/2004       10,500.00      10,500.00
                                              09/28/2004      -10,500.00           0.00
                                                            ------------   ------------
Total Mr. Richard Weill                                             0.00           0.00

Ms. Patricia Foster                                                                0.00
                                              09/08/2004          394.69         394.69
                                              09/12/2004         -394.69           0.00
                                                            ------------   ------------
Total Ms. Patricia Foster                                           0.00           0.00

                                                                    Exhibit 2A


                            The New Power Company
                            Vendor Balance Detail
                           As of September 30, 2004


                                                 Date          Amount          Balance
                                              -----------   ------------   ------------
Parker, Hudson, Rainer & Dobbs                                                     0.00
                                              09/08/2004       20,127.53      20,127.53
                                              09/08/2004       11,878.77      32,006.30
                                              09/12/2004      -11,878.77      20,127.53
                                              09/12/2004      -20,127.53           0.00
                                              09/26/2004       25,337.61      25,337.61
                                              09/28/2004      -25,337.61           0.00
                                                            ------------   ------------
Total Parker, Hudson, Rainer & Dobbs                                0.00           0.00

Poorman-Douglas Corporation                                                        0.00
                                              09/26/2004        3,010.06       3,010.06
                                              09/28/2004       -3,010.06           0.00
                                                            ------------   ------------
Total Poorman-Douglas Corporation                                   0.00           0.00

Role Technology LLC                                                                0.00
                                              09/08/2004        1,690.00       1,690.00
                                              09/12/2004       -1,690.00           0.00
                                              09/28/2004          920.50         920.50
                                              09/28/2004         -920.50           0.00
                                                            ------------   ------------
Total Role Technology LLC                                           0.00           0.00

Sidley Austin Brown & Wood                                                   375,608.57
                                              09/28/2004     -375,608.57           0.00
                                                            ------------   ------------
Total Sidley Austin Brown & Wood                             -375,608.57           0.00

SNET                                                                               0.00
                                              09/08/2004          868.90         868.90
                                              09/08/2004           27.38         896.28
                                              09/12/2004         -868.90          27.38
                                              09/12/2004          -27.38           0.00
                                              09/26/2004          427.10         427.10
                                              09/28/2004         -427.10           0.00
                                                            ------------   ------------
Total SNET                                                          0.00           0.00

Sonara Carvalho                                                                    0.00
                                              09/16/2004          275.00         275.00
                                              09/16/2004         -275.00           0.00
                                                            ------------   ------------
Total Sonara Carvalho                                               0.00           0.00

Sutherland Asbill & Brennan, LLC                                                -208.11
Total Sutherland Asbill & Brennan, LLC                                          -208.11
                                                            ------------   ------------
TOTAL                                                        -375,608.57      27,286.33
                                                            ============   ============

Balance at 9/30/04                                                           402,894.90
New Invoices                                                                 109,690.22
Payments Made                                                               -485,298.79
                                                                           ------------
Balance at 8/31/04                                                            27,286.33
                                                                           ============

                                                                    Exhibit 2B


                             The New Power Company
                              Unpaid Bills Detail
                           As of September 30, 2004


                                            Date        Open Balance
                                        ------------    ------------
AT&T
                                         06/30/2003            64.35
                                                        ------------
Total AT&T                                                     64.35

Bracewell Patterson
                                         07/22/2003          -330.76
                                         06/30/2003           330.76
                                                        ------------
Total Bracewell Patterson                                       0.00

Carroll & Gross
                                         06/30/2003        22,814.73
                                                        ------------
Total Carroll & Gross                                      22,814.73

D'Arcangelo & Co. LLP
                                         11/21/2003         4,614.50
                                                        ------------
Total D'Arcangelo & Co. LLP                                 4,614.50

Leboeuf, Lamb, Greene & Macrae
                                         10/14/2003             0.86
                                                        ------------
Total Leboeuf, Lamb, Greene & Macrae                            0.86

Sutherland Asbill & Brennan, LLC
                                         07/08/2003          -208.11
                                                        ------------
Total Sutherland Asbill & Brennan, LLC                       -208.11
                                                        ------------
 TOTAL                                                     27,286.33
                                                        ============

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from August 31, 2004 through September 30, 2004
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date:             $      15,587


Inventory at Beginning of Period                $          -- (per 8/31/04 G/L)
PLUS:  Inventrory Purchased                                -- (per daily cash
                                                               report)
LESS:  Inventory Used or Sold                              --
                                                -------------

End of Month Balance                            $          -- (per 9/30/04 G/L)
                                                -------------

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as a part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                     $       1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period             $          --
Less: Depreciation Expense                                 --
Less: Dispositions                                         --
Add:  Purchases                                            --
                                                -------------
Fixed Assets at End of Period                   $          --
                                                =============

                                                                  Attachment 4
                                                                  Page 1 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $        92,421,485.98
Total Deposits            $            49,754.61
Total Payments            $        91,274,728.76
Closing Balance           $         1,196,511.83
Service Charges           $               350.96

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Money Market

Beginning Balance         $                   --
Total Deposits            $        91,210,913.39
Total Payments            $                   --
Closing Balance           $        91,210,913.39
Service Charges           $                   --

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company Reserve Account
Account Number:
Purpose of Account:       Reserve for Shareholder Distributions

Beginning Balance         $                   --
Total Deposits            $                   --
Total Payments            $                   --
Closing Balance           $                   --
Service Charges           $                   --

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                          $0.00
Total Deposits                        $47,995.49
Total Payments                        $47,995.49
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period            200586
Last Check issued this Period             200605
Total # of checks issued this Period          20

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                          $0.00
Total Deposits                             $5.01
Total Payments                             $5.01
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor:           NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                          $0.00
Total Deposits                             $0.00
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                          $0.00
Total Deposits                             $0.00
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             First Union/Wachovia
Branch:                   Charlotte, NC
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                          $0.00
Total Deposits                             $0.00
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                            $0.00

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                          $0.00
Total Deposits                             $0.00
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                          $0.00
Total Deposits                             $0.00
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                          $0.00 CAN$
Total Deposits
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                   $          --

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period           0


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                          $0.00
Total Deposits                             $0.00
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                          $0.00
Total Deposits                             $0.00
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                          ACCOUNT CLOSED


                                                                  Attachment 4
                                                                 Page 14 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                          $0.00
Total Deposits                             $0.00
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                          $0.00
Total Deposits                             $0.00
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period              None
Last Check issued this Period               None
Total # of checks issued this Period        None


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         9/01/2004-9/30/2004

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                          $0.00
Total Deposits                             $0.00
Total Payments                             $0.00
Closing Balance                            $0.00
Service Charges                   N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                          ACCOUNT CLOSED

                                                                  Attachment 5


                            The New Power Company
                                 Check Detail
                                September 2004


 Num        Date                      Name
------   ----------   ------------------------------------       ------
200586   09/12/2004   Commissioner of Revenue Services, Ct       575.00
200587   09/12/2004   Kaster Moving Co. Inc.                   1,041.30
200588   09/12/2004   Morris, Manning & martin, LLP              582.94
200589   09/12/2004   King and Spalding                        6,509.55
200590   09/12/2004   Parker, Hudson, Rainer & Dobbs          11,878.77
200591   09/12/2004   Parker, Hudson, Rainer & Dobbs          20,127.53
200592   09/12/2004   SNET                                       868.90
200593   09/12/2004   Role Technology LLC                      1,690.00
200594   09/12/2004   SNET                                        27.38
200595   09/12/2004   Ms. Patricia Foster                        394.69
200596   09/16/2004   Kaster Moving Co. Inc.                   1,393.00
200597   09/16/2004   Sonara Carvalho                            275.00
200598   09/28/2004   Sidley Austin Brown & Wood             375,608.57
200599   09/28/2004   D'Arcangelo & Co. LLP                   13,630.89
200600   09/28/2004   Mr. Gene Shanks                         10,500.00
200601   09/28/2004   Mr. Richard Weill                       10,500.00
200602   09/28/2004   Parker, Hudson, Rainer & Dobbs          25,337.61
200603   09/28/2004   Poorman-Douglas Corporation              3,010.06
200604   09/28/2004   SNET                                       427.10
200605   09/28/2004   Role Technology LLC                        920.50


Note: Does not include payments made by wire.

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from August 31, 2004 through September 30, 2004
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADF. In those instances, ADP is responsible for making the required payroll tax filings.

Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation/Summary of Personnel and Insurance Coverages For Period from August 31, 2004 through September 30, 2004
Amounts in $000's

Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                           Full Time     Part Time
# of Employees at beginning of period                            1
# hired during the period                         --            --
# terminated/resigned during period               --            --
                                           ---------     ---------
# employees on payroll - end of period             0             1
                                           =========     =========

# of employees on temporary consulting assignments               0

Confirmation of Insurance
-------------------------

See supplemental attachment.*

* Omitted.

                                                                 Attachment 7B
                                                                (Supplemental)

                  Payments made to Insiders 9/01/04- 9/30/04

Payments are in gross amts


                         Title             Amount      Date                       Type
                    ---------------     -----------  ---------  --------------------------------------------
FOSTER, MARY        President & CEO     $  7,291.67  9/15/2004  Salary for pay period 9/01 - 9/15
                                        $  7,291.67  9/30/2004  Salary for pay period 9/16 - 9/30

SHANKS, EUGENE      Director            $ 10,500.00  9/28/2004  3rd Quarter Board Meeting & Semi Annual Fees

WEILL, RICHARD      Director            $ 10,500.00  9/28/2004  3rd Quarter Board Meeting & Semi Annual Fees
                                        -----------
                                        $ 35,583.34
                                        ===========

                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from August 31, 2004 through September 30, 2004

On September 28, 2004, the Company issued a press release disclosing that the order dated September 17, 2004 by the Bankruptcy Court authorizing the Company, pursuant to section 5.20 of the Second Amended Chapter 11 Plan, to make interim distributions to and/or to establish reserves for certain remaining stakeholders under the Plan, became effective as of September 28, 2004. The amount of the interim distribution allocable to shareholders eligible for receipt thereof is fifty nine cents ($0.59) per share of common stock of the Company. In the case of outstanding warrants or options for common stock of the Company, with exercise prices of $0.05 per share, the holders who are eligible under the order to exercise these warrants or options to become shareholders of record and participate in the interim distribution and elect to exercise warrants or options on a cashless basis, the amount of the interim distribution is fifty four cents ($0.54) per share of common stock of the Company. The interim distribution will be paid approximately October 26, 2004 to registered holders of record of the Company's common stock as of October 12, 2004.